SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549


                                        FORM 8-K


                     Current Report Pursuant To Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported): November 16, 1998.


                                LEHMAN ABS CORPORATION,
	as Depositor (the "Depositor"), Home Loan and Investment Bank, F.S.B., as Seller and Servicer (the "Seller" and the "Servicer", respectively), and Bankers Trust Company of California, N.A., as Trustee (the "Trustee) under the Pooling and Servicing Agreement, dated as of April 1, 1997, providing for the issuance of the Home Equity Loan Asset-Backed Certificates, Series 1997-1).


            LEHMAN HOME EQUITY TRUST 1997-1 HOME EQUITY LOAN ASSET-BACKED
                           CERTIFICATES, SERIES 1997-1.
                 (Exact name of Registrant as specified in its Charter)


                                      DELAWARE
                     (State or Other Jurisdiction of Incorporation)

                333-14293                              13-3447441
          (Commission File Number)        (I.R.S. Employer Identification No.)


          THREE WORLD FINANCIAL CENTER
          20 VESEY STREET
          NEW YORK, NEW YORK                            10022
          (Address of principal executive offices)     (Zip Code)


          Registrant's Telephone Number, Including Area Code: (212) 526-7000


          Item 5.     Other Events

               Attached hereto is a copy of the Monthly Remittance Statements to the Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


          Item 7.     Financial Statement and Exhibits

          Exhibits:     (as noted in Item 5 above)


          Monthly Report to Certificateholders as to distributions made on November 16, 1998.



                                      SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        Bankers Trust Company of California,
                                        N.A., not in its individual
                                        capacity, but solely as a duly
                                        authorized agent of the Registrant
                                        pursuant to the Pooling and
                                        Servicing Agreement, dated as of
                                        April 1, 1997.


          Date:  December 31, 1998      By:  /s/ Judy L. Gomez
                                        Judy L. Gomez
                                        Assistant Vice President


          EXHIBIT INDEX

          DOCUMENT


          Monthly Report to Certificateholders as to distributions made on November 16, 1998.




Lehman Home Equity Loan Trust
Home Equity Loan Asset-Backed Certificates
 Series 1997-1

Statement  To  Certificateholders

DISTRIBUTIONS IN DOLLARS
                                       PRIOR
>                                                CURRENT
                     ORIGINAL      PRINCIPAL
>                 REALIZED       DEFERRED      PRINCIPAL
     CLASS         FACE VALUE        BALANCE       INTEREST      PRINCIPAL
>     TOTAL         LOSSES       INTEREST        BALANCE

          A-1   21,962,000.00   8,908,194.18      52,781.05     706,624.85
>759,405.90           0.00           0.00   8,201,569.33
          A-2   14,676,000.00  14,676,000.00      95,394.00           0.00
> 95,394.00           0.00           0.00  14,676,000.00
          A-3   15,687,000.00   6,204,476.65      31,042.18     190,904.30
>221,946.48           0.00           0.00   6,013,572.35
          R              0.00           0.00      36,568.05           0.00
> 36,568.05           0.00           0.00           0.00

















TOTALS          52,325,000.00  29,788,670.83     215,785.28     897,529.15   1,
>113,314.43           0.00           0.00  28,891,141.68

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
>                           PASS-THROUGH
                                       PRIOR
>                  CURRENT      RATES
                                   PRINCIPAL
>                PRINCIPAL
     CLASS          CUSIP            BALANCE       INTEREST      PRINCIPAL
>     TOTAL        BALANCE        CURRENT           NEXT

          A-1  525180BC8          405.618531       2.403290      32.174886
> 34.578176     373.443645       7.110000%      7.110000%
          A-2  525180BD6        1,000.000000       6.500000       0.000000
>  6.500000   1,000.000000       7.800000%      7.800000%
          A-3  525180BE4          395.517094       1.978847      12.169586
> 14.148434     383.347507       5.628590%      5.497810%
          R                         0.000000       0.698864       0.000000
>  0.698864       0.000000       0.000000%      0.000000%
















SELLER:                       Home Loan and Investment Bank, F.S.B.        ADMI
>NISTRATOR:                 Jake D. Steen
SERVICER:                     Home Loan and Investment Bank, F.S.B.
>                          Bankers Trust Company
LEAD UNDERWRITER:             Lehman ABS Corporation
>                           3 Park Plaza
RECORD DATE:                  October 30, 1998
>                          Irvine, CA 92714
DISTRIBUTION DATE:            November 16, 1998
>        FACTOR INFORMATION(800) 735-7777
                                                                Page 1 of 6
>                            COPYRIGHT 1998 Bankers Trust Company

>                                                       Lehman Home Equity Loan
> Trust

>                                                       Home Equity Loan Asset-
>Backed Certificates

>                                                         Series 1997-1


>                                                       Statement  To  Certific
>ateholders



>                                                        Distribution Date:
>  November 16, 1998


>                                                       ACCRUED SERVICING FEE C
>OLLECTED:                                                 12,631.16

>                                                       PERMITTED REDUCTIONS TO
> SERVICING FEES:                                          (1,324.63)


>                                                       TOTAL SERVICING FEES DU
>E MASTER SERVICER:                                                   11,306.53
>


>                                                       AMOUNT OF MONTHLY ADVAN
>CES:                                                                 36,293.26
>


>                                                        AMOUNT OF COMPENSATING
>INTEREST:                                                             1,324.63
>


>                                                       AMOUNT DUE THE CERTIFIC
>ATE INSURER:                                                          3,527.05
>


>                                                        DELINQUENT LOAN
>                                                           TOTAL       TOTAL
>

>                                                        INFORMATION:
>                       30 TO 59   60 TO 89  90 AND OVER   LOANS IN   LOANS IN
>

>                                                       (INCLUDING LOANS IN FOR
>ECLOSURE)                DAYS       DAYS        DAYS    FORECLOSURE     REO

>                                                       GROUP 1         PRINCIP
>AL BALANCE            173,676.82  59,331.65  125,455.18  102,367.33       0.00
>

>                                                       PERCENTAGE OF ENDING PO
>OL BALANCE               0.7592%     0.2593%     0.5484%    0.4475%    0.0000%
>

>                                                        NUMBER OF LOANS
>                               4           2           3           1         0
>

>                                                       PERCENTAGE OF LOANS REM
>AINING                   0.9501%     0.4751%     0.7126%    0.2375%    0.0000%
>

>                                                        GROUP 2        PRINCIP
>AL BALANCE            32,789.16   24,961.00  102,367.33   62,329.22       0.00
>

>                                                       PERCENTAGE OF ENDING PO
>OL BALANCE               0.5452%     0.4151%     1.7023%    0.2724%    0.0000%
>

>                                                        NUMBER OF LOANS
>                               1           1           1          2         0
>

>                                                       PERCENTAGE OF LOANS REM
>AINING                   1.0000%     1.0000%     1.0000%    0.4751%    0.0000%
>




>                                                       ORIGINAL PRINCIPAL BALA
>NCE OF MORTGAGE LOAN GROUP I:                                    36,638,164.39
>

>                                                       BEGINNING PRINCIPAL BAL
>ANCE OF MORTGAGE LOAN GROUP I:                                   23,584,358.57
>

>                                                       ENDING PRINCIPAL BALANC
>E OF MORTGAGE LOAN GROUP I:                                      22,877,733.72
>


>                                                       ORIGINAL PRINCIPAL BALA
>NCE OF MORTGAGE LOAN GROUP II:                                   15,687,057.40
>

>                                                       BEGINNING PRINCIPAL BAL
>ANCE OF MORTGAGE LOAN GROUP II:                                    6,204,534.0
>

>                                                       ENDING PRINCIPAL BALANC
>E OF MORTGAGE LOAN GROUP II:                                       6,013,629.7
>


>                                                       ORIGINAL PRINCIPAL BALA
>NCE OF MORTGAGE LOAN POOL:                                       52,325,221.79
>

>                                                       BEGINNING PRINCIPAL BAL
>ANCE OF MORTGAGE LOAN POOL:                                      29,788,892.62
>

>                                                       ENDING PRINCIPAL BALANC
>E OF MORTGAGE LOAN POOL:                                         28,891,363.47
>


>                                                       NUMBER OF LOANS IN GROU
>P I AT THE BEGINNING OF THE RELATED DUE PERIOD:                            433
>

>                                                       NUMBER OF LOANS IN GROU
>P I AT THE END OF THE RELATED DUE PERIOD:                                  421
>


>                                                       NUMBER OF LOANS IN GROU
>P II AT THE BEGINNING OF THE RELATED DUE PERIOD:                           104
>

>                                                       NUMBER OF LOANS IN GROU
>P II AT THE END OF THE RELATED DUE PERIOD:                                 100
>


>                                                       TOTAL NUMBER OF LOANS A
>T THE BEGINNING OF THE RELATED DUE PERIOD:                                 537
>

>                                                       TOTAL NUMBER OF LOANS A
>T THE END OF THE RELATED DUE PERIOD:                                       521
>


>                                                       GROUP I WEIGHTED AVERAG
>E REMAINING TERM TO MATURITY:                                              193
>

>                                                       GROUP II WEIGHTED AVERA
>GE REMAINING TERM TO MATURITY:                                             270
>


>
>                          Page 2 of 6                         COPYRIGHT 1998 B
>

>                                                       Lehman Home Equity Loan
> Trust

>                                                       Home Equity Loan Asset-
>Backed Certificates

>                                                         Series 1997-1


>                                                       Statement  To  Certific
>ateholders



>                                                        Distribution Date:
>  November 16, 1998


>                                                       PRINCIPAL BALANCE OF LO
>ANS SUBJECT TO PREPAYMENTS AS OF THE CURRENT DISTRIBUTION DATE:     779,838.41
>

>                                                       NUMBER OF LOANS SUBJECT
> TO PRINCIPAL PREPAYMENTS AS OF THE CURRENT DISTRIBUTION DATE:              16
>


>                                                        PRINCIPAL CURTAILMENTS
>ON MORTGAGE LOANS:                                                   14,312.91
>


>                                                       PRINCIPAL PORTION OF MO
>NTHLY PAYMENTS ON MORTGAGE LOANS:                                    47,071.33
>


>                                                       FIXED RATE PRINCIPAL RE
>MITTANCE AMOUNT COMPONENTS:


>                                                                      SCHEDULE
>D PRINCIPAL PAYMENTS                                      41,776.46

>                                                                      CURTAILM
>ENTS                                                      11,206.79

>                                                                      PREPAYME
>NTS                                                      597,335.10

>                                                                      INSURANC
>E PROCEEDS                                                     0.00

>                                                                      RELEASED
> MORTGAGE PROPERTY PROCEEDS                                    0.00

>                                                                      NET LIQU
>IDATION PROCEEDS                                          42,699.46

>                                                                      UNRECOVE
>RED CLASS A-1 PORTION                                     13,607.04

>                                                                      UNRECOVE
>RED CLASS A-2 PORTION                                          0.00

>                                                                      PRIOR FI
>XED RATE CARRY FORWARD AMOUNT                                  0.00

>                                                                      PRINCIPA
>L PORTION OF PRICE ON REPURCHASED MORTGAGE LOANS               0.00

>                                                                      PRINCIPA
>L SUBSTITUTION ADJUSTMENT AMOUNT                               0.00

>                                                                      REMAININ
>G PRE-FUNDING AMOUNTS FOR DISTRIBUTION                         0.00


>                                                       FIXED RATE PRINCIPAL RE
>MITTANCE AMOUNT:                                                    706,624.85
>


>                                                       VARIABLE RATE PRINCIPAL
> REMITTANCE AMOUNT COMPONENTS:


>                                                                      SCHEDULE
>D PRINCIPAL PAYMENTS                                       5,294.87

>                                                                      CURTAILM
>ENTS                                                       3,106.12

>                                                                      PREPAYME
>NTS                                                      182,503.31

>                                                                      INSURANC
>E PROCEEDS                                                     0.00

>                                                                      RELEASED
> MORTGAGE PROPERTY PROCEEDS                                    0.00

>                                                                      NET LIQU
>IDATION PROCEEDS                                               0.00

>                                                                      UNRECOVE
>RED CLASS A-3 PORTION                                          0.00

>                                                                      PRIOR CL
>ASS A-3 CARRY FORWARD AMOUNT                                   0.00

>                                                                      PRINCIPA
>L PORTION OF PRICE ON REPURCHASED MORTGAGE LOANS               0.00

>                                                                      PRINCIPA
>L SUBSTITUTION ADJUSTMENT AMOUNT                               0.00


>                                                       CLASS A-3 PRINCIPAL REM
>ITTANCE AMOUNT:                                                     190,904.30
>


>                                                       TOTAL AMOUNT OF INTERES
>T RECEIVED ON MORTGAGE LOANS:                                       219,143.16
>


>                                                       AMOUNT OF FIXED RATE IN
>SURED PAYMENTS AS OF THE CURRENT DISTRIBUTION DATE:                       0.00
>

>                                                       AMOUNT OF VARIABLE RATE
> INSURED PAYMENTS AS OF THE CURRENT DISTRIBUTION DATE:                    0.00
>


>                                                       FIXED RATE AVAILABLE RE
>MITTANCE AMOUNT AS OF THE CURRENT DISTRIBUTION DATE:                868,157.85
>

>                                                       VARIABLE RATE AVAILABLE
> REMITTANCE AMOUNT AS OF THE CURRENT DISTRIBUTION DATE:             244,430.29
>




>
>                          Page 3 of 6                         COPYRIGHT 1998 B
>

>                                                       Lehman Home Equity Loan
> Trust

>                                                       Home Equity Loan Asset-
>Backed Certificates

>                                                         Series 1997-1


>                                                       Statement  To  Certific
>ateholders



>                                                        Distribution Date:
>  November 16, 1998


>                                                       GROUP I WEIGHTED AVERAG
>E MORTGAGE INTEREST RATE:                                                9.36%
>

>                                                       GROUP II WEIGHTED AVERA
>GE MORTGAGE INTEREST RATE:                                              10.83%
>


>                                                       CLASS A-1 INTEREST REMI
>TTANCE AMOUNT COMPONENTS:


>                                                                      SCHEDULE
>D INTEREST PAYMENTS                                       52,781.05

>                                                                      LESS: CL
>ASS A-1 MORTGAGE LOAN INTEREST SHORTFALL AMOUNT                0.00


>                                                       CLASS A-1 INTEREST REMI
>TTANCE AMOUNT:                                                       52,781.05
>


>                                                       CLASS A-1 MORTGAGE LOAN
> INTEREST SHORTFALL COMPONENTS:


>                                                                      AMOUNT O
>F PREPAYMENT INTEREST SHORTFALL                                0.00

>                                                                      AMOUNT O
>F CIVIL RELIEF ACT SHORTFALL                                   0.00


>                                                       GROUP I MORTGAGE LOAN I
>NTEREST SHORTFALL AMOUNT:                                                 0.00
>


>                                                       CLASS A-2 INTEREST REMI
>TTANCE AMOUNT COMPONENTS:


>                                                                      SCHEDULE
>D INTEREST PAYMENTS                                       95,394.00

>                                                                      LESS: A-
>2 MORTGAGE LOAN INTEREST SHORTFALL AMOUNT                      0.00


>                                                       CLASS A-2 INTEREST REMI
>TTANCE AMOUNT:                                                       95,394.00
>


>                                                       CLASS A-2 MORTGAGE LOAN
> INTEREST SHORTFALL COMPONENTS:


>                                                                      AMOUNT O
>F PREPAYMENT INTEREST SHORTFALL                                0.00

>                                                                      AMOUNT O
>F CIVIL RELIEF ACT SHORTFALL                                   0.00


>                                                       CLASS A-2 MORTGAGE LOAN
> INTEREST SHORTFALL AMOUNT:                                               0.00
>


>                                                       CLASS A-3 INTEREST REMI
>TTANCE AMOUNT COMPONENTS:


>                                                                      SCHEDULE
>D INTEREST PAYMENTS                                       31,042.18

>                                                                      LESS: A-
>3 MORTGAGE LOAN INTEREST SHORTFALL AMOUNT                      0.00


>                                                       CLASS A-3 INTEREST REMI
>TTANCE AMOUNT:                                                       31,042.18
>


>                                                       CLASS A-3 MORTGAGE LOAN
> INTEREST SHORTFALL COMPONENTS:


>                                                                      AMOUNT O
>F PREPAYMENT INTEREST SHORTFALL                                0.00

>                                                                      AMOUNT O
>F CIVIL RELIEF ACT SHORTFALL                                   0.00


>                                                       CLASS A-3 MORTGAGE LOAN
> INTEREST SHORTFALL AMOUNT:                                               0.00
>


>                                                       REIMBURSEMENTS TO THE S
>ERVICER OR SELLER TO THE EXTENT OF REIMBURSABLE AMOUNTS:                  0.00
>


>                                                       REIMBURSEMENTS TO THE S
>ERVICER OR SELLER TO THE EXTENT OF NONRECOVERABLE ADVANCES:               0.00
>


>
>                          Page 4 of 6                         COPYRIGHT 1998 B
>

>                                                       Lehman Home Equity Loan
> Trust

>                                                       Home Equity Loan Asset-
>Backed Certificates

>                                                         Series 1997-1


>                                                       Statement  To  Certific
>ateholders



>                                                        Distribution Date:
>  November 16, 1998


>                                                       AMOUNT TRANSFERRED FROM
> THE SIMPLE INTEREST SUB-ACCOUNT TO THE CERTIFICATE ACCOUNT:          1,768.75
>


>                                                        SIMPLE INTEREST EXCESS
>SUB-ACCOUNT BEGINNING BALANCE:                                      100,353.98
>


>                                                                      NET SIMP
>LE INTEREST EXCESS DEPOSITED IN SIMPLE INTEREST EXCESS S       0.00

>                                                                      NET SIMP
>LE INTEREST SHORTFALL WITHDRAWN FROM SIMPLE INTEREST SUB   1,768.75

>                                                                      LESS:  A
>NNUAL WITHDRAWAL OF 90% OF BALANCE  - P&S SECTION 5.03         0.00


>                                                        SIMPLE INTEREST EXCESS
>SUB-ACCOUNT ENDING BALANCE:                                          98,585.23
>


>                                                       AMOUNT TRANSFERRED FROM
> THE SPREAD ACCOUNT TO THE CERTIFICATE ACCOUNT:                      36,568.05
>


>                                                       SPREAD ACCOUNT BEGINNIN
>G BALANCE:                                                          936,589.94
>


>                                                                      ADD'L NE
>T SIMPLE INTEREST SHORTFALL WITHDRAWAL             0.00

>                                                                      AMOUNT O
>F MONTHLY EXCESS SPREAD DEPOSITED             32,314.71

>                                                                      GAIN / (
>LOSSES) ON AMOUNTS INVESTED IN SPREAD ACCOUN   4,253.34

>                                                                      TOTAL AM
>OUNT DEPOSITED IN THE SPREAD ACCOUNT                      36,568.05

>                                                                      TOTAL AM
>OUNTS WITHDRAWN FROM THE SPREAD ACCOUNT                   36,568.05


>                                                       SPREAD ACCOUNT ENDING B
>ALANCE:                                                             936,589.94
>


>                                                       EXCESS SPREAD PERCENTAG
>E:                                                                     100.00%
>


>                                                       AMOUNT OF EXCESS SPREAD
>:                                                                    32,314.71
>


>                                                       AMOUNT OF MONTHLY EXCES
>S SPREAD:                                                            32,314.71
>


>                                                       AMOUNT OF SPREAD ACCOUN
>T EXCESS:                                                                 0.00
>


>                                                       AMOUNT OF SPREAD ACCOUN
>T EXCESS APPLIED TO REIMBURSABLE AMOUNTS:                                 0.00
>


>                                                       AMOUNT OF SPREAD ACCOUN
>T EXCESS APPLIED TO MONTHLY ADVANCES:                                     0.00
>


>                                                       AMOUNT OF SPREAD ACCOUN
>T EXCESS APPLIED TO CLASS R CERTIFICATEHOLDERS:                           0.00
>


>                                                       BASE SPREAD ACCOUNT REQ
>UIREMENT:                                                           936,589.94
>


>                                                       SUMMARY OF REALIZED LOS
>SES:


>                                                                       CURRENT
>GROUP I REALIZED LOSSES:                                             13,607.04
>

>                                                                      CUMMULAT
>IVE GROUP I REALIZED LOSSES:                                         13,607.04
>


>                                                                      CUMMULAT
>IVE REALIZED LOSSES ON THE FIXED RATE CERTIFICATES:                       0.00
>


>                                                                       CURRENT
>GROUP II REALIZED LOSSES:                                                 0.00
>

>                                                                      CUMMULAT
>IVE GROUP II REALIZED LOSSES:                                         5,208.85
>



>
>                          Page 5 of 6                         COPYRIGHT 1998 B
>

>                                                       Lehman Home Equity Loan
> Trust

>                                                       Home Equity Loan Asset-
>Backed Certificates

>                                                         Series 1997-1


>                                                       Statement  To  Certific
>ateholders



>                                                        Distribution Date:
>  November 16, 1998


>                                                                      CUMMULAT
>IVE REALIZED LOSSES ON THE VARIABLE RATE CERTIFICATES:                    0.00
>


>                                                       COMPONENTS OF REIMBURSE
>MENTS TO THE SERVICER FROM THE CERTIFICATE ACCOUNT PURSUANT TO:


>                                                                       SECTION
>3.03 (ii)  ACCRUED & UNPAID SERVICING FEES & ADVANCES          0.00

>                                                                       SECTION
>3.03 (iv)  INTEREST EARNED ON SPREAD ACCOUNT DUE SERVICE       0.00

>                                                                       SECTION
>3.03 (v)  AMOUNTS DEPOSITED IN CERTIFICATE ACCOUNT IN ER       0.00

>                                                                       SECTION
>3.03 (vii)  REO CONSERVATION & DISPOSITION AMOUNTS DUE S       0.00

>                                                                       SECTION
>3.03 (viii)  REIMBURSEMENT OF NONRECOVERABLE ADVANCES          0.00


>                                                       TOTAL AMOUNT OF REIMBUR
>SEMENTS TO THE SERVICER:                                                  0.00
>


>                                                       AMOUNT DUE THE SELLER P
>URSUANT TO SECTION 3.02 (b) (ii) AS OF THE FIRST DISTRIBUTION DATE:       0.00
>


>                                                       CLASS A-3 NET FUNDS CAP
> CARRYOVER AMOUNT DISTRIBUTED TO CLASS A-3:                               0.00
>


>                                                       BALANCE OF CLASS A-3  N
>ET FUNDS CAP CARRYOVER RESERVE ACCOUNT:                                   0.00
>

































>
>                          Page 6 of 6                        COPYRIGHT 1998 B
>



























































































































ankers Trust Company


























































ankers Trust Company


























































ankers Trust Company


























































ankers Trust Company


























































ankers Trust Company